              SHAREHOLDER DESIGNATION AND STOCK TRANSFER AGREEMENT

     This SHAREHOLDER DESIGNATION AND STOCK TRANSFER AGREEMENT (the "Agreement"), dated as of August 9, 1996, by and among Physicians Quality Care, Inc., a Delaware business corporation ("PQC"); Medical Care Partners, P.C., a Massachusetts professional corporation ("MCP"); and Jay Ungar, M.D. in an individual capacity (the "Shareholder) (hereinafter, collectively, the "Parties").

     WHEREAS, PQC provides management, administrative and other support services to affiliated medical practices;

     WHEREAS, MCP provides comprehensive medical professional services;

     WHEREAS, the Shareholder is the sole shareholder of all of the issued and outstanding shares of MCP (the "Shares"); and

     WHEREAS, the parties desire to restrict the transferability of the Shares for the benefit of PQC and its relationship with MCP;

     NOW THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements contained herein, the Parties agree as follows:

                       Section 1  Effective Date and Term
                       ----------------------------------

     1.1  Effective Date: Term. This Agreement shall be effective as of August
          --------------------
9, 1996, and shall continue until terminated in accordance with the provisions of Section 1.2 below.

     1.2  Written Agreement Required. This Agreement may be terminated only upon
          --------------------------
the written direction of PQC, or upon the execution of a succeeding version of this Agreement with a Successor Shareholder, as defined in Section 10.

                       Section 2 - Acquisition of Shares
                       ---------------------------------

     2.1  Execution of Agreements. In consideration of the sale by MCP of all of
          -----------------------
the outstanding capital stock to the Shareholder under the Restricted Stock and Stock Transfer Agreement dated as August 9, 1996, among the Shareholder and MCP, the Shareholder enters into this Agreement.

     2.2    Shareholder Designee's Record Title to Shares.  During the Period of
            ---------------------------------------------
Designation of the Shareholder (as defined in Section 9.1), the Shareholder shall be the shareholder of record of the Shares and shall be entitled to exercise the right to vote in person or by proxy in respect of any and all of the Shares in accordance herewith.

                         Section 3 - Transfer of Shares
                         ------------------------------

     3.1    Attorney-in-Fact. The Shareholder, on behalf of himself, his
            ----------------
successors and assigns, hereby appoints the Attorney-in-Fact (defined in Section
12) as the Shareholder's and his successor's and assign's attorney-in-fact with full power and authority to execute all documents and do all things necessary to effectuate the transfer to the Successor Shareholder, designated as provided in
Section 10 hereof, of record ownership of the Shares held in the name of the Shareholder when the Shareholder's Period of Designation has expired. Such appointment shall be irrevocable. In furtherance of such appointment, the Shareholder has caused, or shall promptly cause upon commencement of the Period of Designation, the Shares and all certificates representing the same and all securities resulting from a merger or consolidation of MCP or a split-up or reclassification of the equity of MCP to be delivered to the Attorney-in-Fact, accompanied by an executed stock power, endorsed in blank.

     3.2  Resignation. The Shareholder shall have the right to resign for any
          -----------
reason by giving ninety (90) days written notice to the Attorney-in-Fact, which resignation shall become effective upon the expiration of the ninety (90) day period following receipt of such notice by the Attorney-in-Fact. In no event shall the Shareholder have a right to resign prior to the end of the notice period specified in the previous sentence.

     3.3  Automatic Transfer, The Shares shall be deemed to have been
          ------------------
transferred to the Successor Shareholder, designated as provided in Section 10, without further action by the Shareholder, immediately upon the occurrence of any of the following events (each a "Transfer Event"); provided, however, that
                                                       -----------------
until the Successor Shareholder shall have made the Shareholder's designation effective pursuant to Section 10, the Shareholder shall continue to hold the Shares in trust for the benefit of the Successor Shareholder, subject to the limitations imposed by Section 9.3:

     (a)  the death of the Shareholder;

     (b) the incompetence or permanent disability of the Shareholder such that the Shareholder is unable to render any professional services on behalf of MCP;

     (c) the Shareholder's becoming disqualified under Massachusetts law to be a shareholder of MCP;

     (d)  the resignation of the Shareholder pursuant to Section 3.2;

     (e) any attempt by the Shareholder or by any person to transfer the Shares, whether voluntarily or involuntarily, by operation of law or otherwise, to any person who is not the Successor Shareholder designated by PQC pursuant to Section 10;

     (f) the filing of any petition for or another documents causing or intended to cause a judicial, administrative, voluntary or involuntary dissolution of MCP; or

     (g) the designation of a Successor Shareholder by PQC pursuant to Section 10, whether or not such designation has become effective under that provision.

     3.4  Effect of Transfer. Upon the transfer of the Shares, the Shareholder
          ------------------
shall immediately resign, or be deemed to have resigned, as a director of MCP, if the Shareholder holds such position, and from any and all corporate offices if any, of MCP at the time held by the Shareholder. Notwithstanding anything to the contrary herein, upon the occurrence of a Transfer Event, the Shares will be immediately transferred, or deemed to be transferred, to the Successor Shareholder upon the effective date of such Transfer Event. The Successor Shareholder, shall have from and after such Transfer Event all ownership and voting rights as to the Shares in accordance with this Agreement, irrespective of receipt of a certificate for such Shares, receipt by the Shareholder of payment for the Shares, or any other act or matter. Upon the transfer of the Shares, the Shareholder shall be released in writing from all obligations under this Agreement,

     3.5    Purchase Price. The purchase price for the Shares transferred to the
            --------------
Successor Shareholder (the "Purchase Price") shall be the same purchase price, one hundred dollars ($100) in the aggregate, paid by the Shareholder to acquire the Shares notwithstanding any increase or decline in the value of MCP's business or assets in the interim. Payment of the Purchase Price shall be made by the Successor Shareholder to the Shareholder within five (5) business days of the transfer of the Shares to the Successor Shareholder. The Shareholder's only remedy for the failure of the Successor Shareholder to pay the purchase price for the Shares shall be money damages, and in no way shall such failure jeopardize the temporary or permanent transfer of any rights as to the Shares.

                          Section 4 - Voting of Shares
                          ----------------------------

     4.1    Election of Directors of MCP.
            ----------------------------

     4.1.1  Election. The Shareholder agrees to consult with the Attorney-in-
            --------
Fact in accordance with Section 12 of this Agreement with respect to the election of directors of MCP (as defined in the By-laws of MCP), which consultation shall include a written communication and a written response.

     4.1.2  Vacancies, In the event of a vacancy for any reason in the office of
            ---------
a director, the Shareholder shall consult with the Attorney-in-Fact with respect to the election of a new director.

     4.2    Voting on All Other Matters. The Shareholder agrees that on any
            ---------------------------
other proposal to be voted upon by holders of the Shares that the Shareholder shall vote the Shares, or sign consents taking action on such matter, only after consultation with the Attorney-in-Fact in accordance with Section 12 of this Agreement, except only to the extent the same requires the exercise of professional medical judgment. The Shareholder shall consult with the Attorney-in-Fact from time to time as necessary and appropriate to obtain advice with respect to matters to be voted upon by holders of the Shares.

                        Section 5 - Voting as a Director
                        --------------------------------

     5.1    Business Judgment. In the event that the Shareholder shall serve as
            -----------------
a director of MCP, the Shareholder shall act in good faith, in a manner the Shareholder reasonably believes to be in the best interests of MCP, and with such care as an ordinarily prudent person in a like position would use in similar circumstances in voting and otherwise acting as a member of the Board of Directors of MCP.

     5.2  Obligation to Consult with the Attorney-in-Fact. In voting with
          -----------------------------------------------
respect to matters, the approval of which by the Board of Directors of MCP requires the affirmative vote of the Shareholder, the Shareholder shall consult in advance with the Attorney-in-Fact with respect to such matters before voting on such matters.

                   Section 6 - Professional Medical Judgment
                   -----------------------------------------

     The other provisions of this Agreement notwithstanding, the Shareholder shall be unfettered in the exercise of the Shareholder's professional medical judgment in the Shareholder's capacity as a shareholder, a director or officer of MCP to the extent the matters under consideration require the exercise of such judgment.

                  Section 7 - Notices, Reports and Information
                  --------------------------------------------

     The Shareholder shall promptly deliver to the Attorney-in-Fact, on receipt, copies of all written materials received by the Shareholder in such capacity and, consistent with such Shareholder's fiduciary obligations as a director of MCP, all written materials received by the Shareholder in the Shareholder's capacity as a member of the Board of Directors of MCP.

                     Section 8 - Distributions and Proceeds
                     --------------------------------------

     The Shareholder shall promptly give prior notice to PQC of any event giving rise to the receipt of any shares, securities, moneys or property representing a dividend, distribution or return of capital with respect to the Shares. The Shareholder agrees that the Shareholder shall cause any dividend, distribution or return of capital with respect to the Shares to be paid directly to PQC and hereby directs MCP to make any such payment to PQC. The Shareholder disclaims any beneficial interest in any such dividend, distribution or return of capital.

               Section 9 - Designation and Status of Shareholder
               -------------------------------------------------

     9.1  Period of Designation of Shareholder. The Shareholder who executes
          ------------------------------------
this Agreement or an amendment hereto, accepting the Shareholder's designation as a "Shareholder" hereunder, shall serve as such for a period commencing on the date hereof, with respect to the original Shareholder, and on the date of acceptance, with respect to Successor Shareholders, and in each case continuing until the date such Shareholder dies, resigns or ceases to serve as the Shareholder in accordance with Section 3.3. As to each Shareholder, such period is referred to herein as a "Period of Designation."

     9.2  No Compensation. The Shareholder shall not be entitled to receive
          ---------------
compensation for the Shareholder services as Shareholder hereunder.

     9.3  Limitation on Authoritv. Other than as provided herein, the
          -----------------------
Shareholder shall not sell, transfer, assign or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber, or permit or suffer any encumbrance, for all or any part of the Shares, except on the express written direction or with the express written consent of the Attorney-in-Fact. Upon the occurrence of an event of automatic transfer pursuant to Section 3.3, the Shareholder shall hold the Shares in trust for the benefit of the Successor Shareholder until the designation of a Successor Shareholder becomes effective, but shall have no authority to act on behalf of or bind MCP.

                       Section 10 - Successor Shareholder
                       ----------------------------------

     At any time PQC may at its sole discretion, and immediately upon the occurrence of any Transfer Event PQC shall, designate a successor shareholder (the "Successor Shareholder") to serve in accordance with this Agreement and with applicable provisions of the Bylaws of MCP and applicable law. Such Successor Shareholder shall be a physician licensed to practice medicine in the Commonwealth of Massachusetts and shall be a party to an employment agreement with PQC. In order to make such designation effective, the Successor Shareholder shall accept such designation by executing a written amendment to this Agreement and expressly, in writing, assume all of the Shareholder's obligations under this Agreement,

                    Section 11 - Restrictions on Certificate
                    ----------------------------------------

     Upon the execution of this Agreement, the Shareholder shall surrender the Shareholder's certificates representing the Shares to MCP, which shall place on such certificates a notice of the restrictions on the transfer of such Shares imposed by this Agreement. Such notice shall be substantially in the form of Exhibit A attached hereto and incorporated herein by reference.

                         Section 12 - Attorney-in-Fact
                         -----------------------------

     PQC is hereby designated as the Attorney-in-Fact for the purposes of this Agreement. The Shareholder shall act upon the advice of PQC as the Attorney-in-Fact in all matters arising with respect to this Agreement. On notice to the Shareholder and MCP from PQC, the Shareholder shall change the designation of the Attorney-in-Fact to another person or entity designated by PQC.

                         Section 13 - No Joint Venture
                         -----------------------------

     The relationship created by this Agreement is not intended to be, shall not be deemed to be, and shall not be treated as a general partnership, limited partnership, joint venture, corporation or joint stock company or association.

                              Section 14 - Breach
                              -------------------

     Any (i) attempted sale, transfer, assignment, pledge or other encumbrance or disposition of any of the Shares by the Shareholder or (ii) action by the Shareholder in violation of any of the provisions of this Agreement shall be considered a breach of this Agreement.

                     Section 15 - Miscellaneous Provisions
                     -------------------------------------

     15.1 Successors and Assigns. This Agreement shall be binding upon the
          ----------------------
parties and their respective successors, assigns, heirs, transferees, executors and administrators, and except as otherwise expressly provided in any particular provision of this Agreement, any subsequent holder or holders of any of the Shares.

     15.2 Notices. Except as otherwise specified in this Agreement, any notice
          -------
required to be given pursuant to this Agreement shall be given in writing. Any notice, demand or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed to the respective party at the address set forth on the signature page hereof (or to such party at such other address as such party shall have specified by notice actually received by the addressor), and if either (i) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answer back) or (ii) in the case of a letter, five (5) days shall have elapsed after the same shall have been deposited in the United States mails, with the first class postage prepaid and registered or certified.

     15.3 Waiver. No waiver of any provision hereof shall be effective unless
          ------
made in writing and signed by the waiving party. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

     15.4 Separability. If any provision of this Agreement is held for any
          ------------
reason to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall nevertheless remain in full force and effect.

     15.5 Headings. The headings in this Agreement are intended solely for
          --------
convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     15.6 Governing Law. This Agreement is made in, and shall be governed by and
          -------------
construed in accordance with, the laws of the Commonwealth of Massachusetts.


     15.7 Counterparts. This Agreement may be executed in three (3) or more
          ------------
counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

     15.8 Indemnification.
          ---------------

     (a) PQC shall ensure that the directors and officers liability insurance purchased by MCP or PQC on behalf of Shareholder shall include coverage for any claims against Shareholder or liabilities arising out of Shareholder's performance of the Shareholder's obligations under this Agreement or the Shareholder's involvement, in the Shareholder's capacity as a shareholder of MCP (but not in the Shareholder's capacity as a physician), in a proceeding involving alleged medical malpractice by a physician employee of MCP, and PQC shall indemnify Shareholder for any costs and expenses arising out of such a proceeding in the event such costs and expenses are not reimbursed pursuant to such policy.

     (b)    Notification and Defense of Claim. Not later than thirty (30) days
            ---------------------------------
after receipt by Shareholder of notice of the commencement of any action, suit or proceeding, Shareholder will, if a claim in respect thereof is to be made against PQC under this Agreement, notify PQC of the commencement thereof but the omission so to notify PQC will not relieve PQC from any liability which it may have to Shareholder otherwise than under this Agreement. With respect to any such action, suit, or proceeding as to which Shareholder notifies PQC of the commencement thereof:

     (i)    PQC will be entitled to participate therein at its own expense;

     (ii) Except as otherwise provided below, to the extent that it may wish, PQC jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Shareholder. After notice from PQC to Shareholder of its election so as to assume the defense thereof, PQC will not be liable to Shareholder under this Agreement for any legal or other expenses subsequently incurred by Shareholder in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Shareholder shall have the right to employ the Shareholder's counsel in such action, suit, or proceeding but the fees and expenses of such counsel incurred after notice from PQC of its assumption of the defense thereof shall be at the expense of Shareholder unless
(A) the employment of counsel by Shareholder has been authorized by PQC, (B) Shareholder shall have reasonably concluded that there may be a conflict of interest between PQC and Shareholder in the conduct of the defense of such action or (C) PQC shall not in fact have reasonably promptly employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Shareholder's separate counsel shall be at the expense of PQC. PQC shall not be entitled to assume the defense of any action, suit, or proceeding brought by or on behalf of PQC or as to which Shareholder shall have made the conclusion provided for in (B) above; and

     (iii) PQC shall not be liable to indemnify Shareholder under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. PQC shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Shareholder without Shareholder's written consent. Neither PQC nor Shareholder will unreasonably withhold its consent to any proposed settlement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                              PHYSICIANS QUALITY CARE, INC.



                              By:        /s/ Jerilyn Asher
                                 --------------------------------------------
                                    Name:
                                    Title:
                                    Address:


                              MEDICAL CARE PARTNERS, P.C.



                              By:        /s/
                                 --------------------------------------------
                                    Name:
                                    Title:
                                    Address:


                                         /s/ Jay Ungar
                              -------------------------------------
                              Jay Ungar, M.D.

                                   EXHIBIT A

                             NOTICE OF RESTRICTIONS


THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS IMPOSED BY CHAPTER 156A OF THE GENERAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, APPROPRIATE REGULATING BOARD(S), THE CORPORATION'S ARTICLES OF INCORPORATION AND BYLAWS AND THE TERMS OF A SHAREHOLDER DESIGNATION AND RESTRICTED STOCK TRANSFER AGREEMENT BY AND AMONG THE SHAREHOLDER NAMED HEREIN, THE CORPORATION AND ANOTHER PARTY (A COPY OF WHICH IS ON FILE WITH THE CORPORATION AND AVAILABLE WITHOUT CHARGE), AND NO TRANSFER OF THE SHARES REPRESENTED HEREBY OR OF SHARES ISSUED IN EXCHANGE THEREFOR SHALL BE VALID OR EFFECTIVE UNTIL THE TERMS AND CONDITIONS OF SUCH STATUTES, BOARD REQUIREMENTS, ORGANIZATIONAL DOCUMENTS AND AGREEMENT SHALL HAVE BEEN FULFILLED IN THE JUDGMENT OF THE CORPORATION.

                 RESTRICTED STOCK AND STOCK TRANSFER AGREEMENT
                 ---------------------------------------------


     AGREEMENT dated as of August 9, 1996, between Medical Care Partners, P.C., a Massachusetts professional corporation (the "Company"), and Jay Ungar, M.D. (the "Purchaser").

     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

     1.   Purchase of Shares.  The Company shall issue and sell to the
          ------------------
Purchaser, and the Purchaser shall purchase from the Company, subject to the terms and conditions set forth in this Agreement, 1,000 shares (the "Shares") of common stock, $.0l par value, of the Company ("Common Stock"), at a purchase price of $.0l per share. The aggregate purchase price for the Shares shall be paid by the Purchaser by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt of payment by the Company for the Shares, the Company shall issue to the Purchaser one or more certificates in the name of the Purchaser for that number of Shares purchased by the Purchaser. The Purchaser agrees that the Shares shall be subject to the Purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

     2.   Purchase Option.  At any time, in the Company's sole discretion, the
          ---------------
Company shall have the right and option (the "Purchase Option") to purchase from the Purchaser, for a sum of $.0l per share (the "Option Price"), all of the Shares.

     3.   Exercise of Purchase Option and Closing.
          ---------------------------------------

     (a) The Company may exercise the Purchase Option by delivering or mailing to the Purchaser (or his estate), in accordance with Section 15, a written notice of exercise of the Purchase Option.

     (b) Within five (5) days after his receipt of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Purchaser (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Purchaser or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such certificate or certificates, the Company shall deliver or mail to the Purchaser a check in the amount of the aggregate Option Price therefor.

     (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Purchaser on account of such Shares or permit the Purchaser to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

     (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Purchaser to the Company or in cash (by check) or both.

     4.   Restrictions on Transfer.  The Purchaser shall not sell, assign,
          ------------------------
transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer") any Shares or any interest therein, except in accordance with the terms of the Shareholder Designation and Stock Transfer
Agreement dated as of August    , 1996 by and among Physicians Quality Care,
Inc., the Company and the Purchaser.

     5.   Effect of Prohibited Transfer.  The Company shall not be required (a)
          -----------------------------
to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

     6.   Restrictive Legend.  All certificates representing Shares shall have
          ------------------
affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

          "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock and Stock Transfer Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Clerk of the corporation."

     7.   Investment Representations.  The Purchaser represents, warrants and
          --------------------------
covenants as follows:

     (a) The Purchaser is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

     (b) The Purchaser has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

     (c) The Purchaser has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

     (d) The Purchaser can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

     (e) The Purchaser understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the

Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

     (f) A legend substantially in the following form will be placed on the certificate representing the Shares:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

     8.  Adjustments for Stock Splits, Stock Dividends, etc.
         --------------------------------------------------

     (a) If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

     (b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

     9.   Withholding Taxes.
          -----------------

     (a) The Purchaser acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Purchaser any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Purchaser.

     (b) If the Purchaser elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Purchaser.

     10.  Severability.  The invalidity or unenforceability of any provision of
          ------------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

     11.  Waiver.   Any provision contained in this Agreement may be waived,
          ------
either generally or in any particular instance, by the Board of Directors of the Company.

     12.  Binding Effect.  This Agreement shall be binding upon and inure to the
          --------------
benefit of the Company and the Purchaser and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

     13.  No Rights To Emplovment.  Nothing contained in this Agreement shall be
          -----------------------
construed as giving the Purchaser any right to be retained, in any position, as an employee of the Company.

     14.  Notice.  All notices required or permitted hereunder shall be in
          ------
writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 14.

     15.  Pronouns.  Whenever the context may require, any pronouns used in this
          --------
Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     16.  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

     17.  Amendment.  This Agreement may be amended or modified only by a
          ---------
written instrument executed by both the Company and the Purchaser.

     18.  Governing Law.  This Agreement shall be construed, interpreted and
          -------------
enforced in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              MEDICAL CARE PARTNERS, P.C.



                              By:            /s/
                                 ----------------------------------------------
                              Address:  950 Winter Street
                                        Waltham, MA  02154


                              PURCHASER:


                                             /s/ Jay Ungar M.D.
                              -------------------------------------------------
                              Jay Ungar, M.D.
                              Address:  11 Brookside Drive
                                        Longmeadow, MA  01106